UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 19, 2026

QNB Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-17706	23-2318082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 North Third Street, P.O. Box 9005, Quakertown, PA 18951-9005

(Address of principal executive offices, including zip code)

(215) 538-5600

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QNBC	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2026, QNB Corp. (the “Company”), a Pennsylvania corporation, and QNB Bank, a Pennsylvania state-chartered commercial bank and wholly-owned subsidiary of the Company (the “Bank”), entered into an underwriting agreement (the “Underwriting Agreement”) with Brean Capital, LLC and Performance Trust Capital Partners, LLC (collectively, the “Underwriters”), to issue and sell 1,071,428 shares (the “Firm Shares”) of the Company’s common stock, par value $0.625 per share (“Common Stock”), at a public offering price of $42.00 per share in an underwritten public offering (the “Offering”). As part of the Offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 160,714 shares of Common Stock (the “Option Shares” and, together with the Firm Shares, the “Shares”) at the public offering price, less underwriting discounts and commissions. The offer and sale of the Shares in the Offering was registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-298129), which was declared effective by the U.S. Securities and Exchange Commission (the “Commission”) on August 14, 2026, as supplemented by the prospectus supplement dated August 19, 2026. On August 20, 2026, the Underwriters notified the Company of the exercise of the Underwriters' overallotment option for all of the Option Shares.

After deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, the Company expects the net proceeds of the Offering to be approximately $48.3 million. The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include a balance sheet restructuring through the repositioning of a portion of the Company's available-for-sale fixed income securities portfolio, redemption of a portion of its subordinated notes, funding new loans and supporting its capital ratios, and its continued growth. The Offering is expected to close on or about August 21, 2026, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Bank, customary conditions to closing, indemnification obligations of the parties, including for liabilities under the Act, and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Consequently, persons other than the parties to such agreement may not rely upon the representations and warranties in the Underwriting Agreement as characterizations of actual facts or circumstances as of the date of the Underwriting Agreement or as of any other date. The Underwriting Agreement is not intended to provide any other factual information about the Company. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The legal opinion of Stevens & Lee, P.C. relating to the validity of the Shares being offered is attached hereto as Exhibit 5.1.

Item 8.01 Other Events.

On August 19, 2026, the Company issued a press release announcing the launch of the Offering, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference. On August 19, 2026, the Company issued a press release announcing the pricing of the Offering and the commencement of trading of the Common Stock on the Nasdaq Capital Market on August 20, 2026 under the ticker symbol “QNBC”, which is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

On August 20, 2026, the Company issued a press release announcing that, in connection with the Offering, the Underwriters have exercised their overallotment option for all of the Option Shares, which is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

Caution regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and include, among others, statements with respect to the beliefs, plans, objectives, goals, guidelines, expectations, anticipations, and future financial condition, results of operations and performance of the Company, and may be identified by the use of words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan”, “target,” “projects” or similar expressions. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve known and unknown risks and uncertainties, many of which are outside of the Company’s control, and actual results may differ materially from those presented, either expressed or implied, in this Form 8-K. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made, and advises readers that various factors could affect the Company’s financial performance and cause results or circumstances for future periods to differ materially from those anticipated or projected. Important factors that could cause actual results to differ materially from those in forward-looking statements include those set forth in the Company’s filings with the Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q under the headings “Forward Looking Statements” and “Item 1A. Risk Factors.” Except as required by law, the Company does not undertake, and specifically disclaims any obligation to revise or update any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting agreement between QNB Corp., Brean Capital and Performance Trust

4.1	Form of Common Stock Certificate

5.1	Opinion of Stevens & Lee, P.C.

23.1	Consent of Stevens & Lee, P.C. (included in Exhibit 5.1)

99.1	Press Release of QNB Corp. announcing the launch of the Offering dated August 19, 2026

99.2	Press Release of QNB Corp. announcing the pricing of the Offering dated August 19, 2026

99.3	Press Release of QNB Corp. announcing exercise of Overallotment Option for the Offering dated August 20, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

D

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QNB Corp.

By:	/s/ Jeffrey Lehocky
Jeffrey Lehocky
Chief Financial Officer

Dated: August 20, 2026